Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
 Restrictions on Cash and Cash Equivalents

The nature of the Company's business requires that it maintain amounts due from correspondent banks which, at times, may exceed federally insured limits. The balances in these accounts at December 31, were as follows:

	2012	2011
	(Dollars in thousands)
Noninterest bearing accounts	$639	$1,143
Federal Reserve Bank of Boston	41,363	19,368
FHLB of Boston	282	351

No losses have been experienced in these accounts and the Company believes it is not exposed to any significant risk with respect to the accounts.

The Company had no requirement to maintain contracted clearing balances at December 31, 2012. A contracted clearing balance of $1.0 million was required at December 31, 2011, which is included in the Federal Reserve Bank of Boston balance above. Balances in excess of the contracted clearing amount at the Federal Reserve Bank of Boston and a portion of the funds at the FHLB of Boston are classified as overnight deposits as they earn interest. The Company is required to maintain vault cash or noninterest bearing reserve balances with Federal Reserve Bank of Boston. Total reserve balances required at December 31, 2012 and 2011 were $604 thousand and $546 thousand, respectively, which were both satisfied by vault cash.